UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite favorable corporate earnings and healthy balance sheets, small-cap growth stocks lost ground in 2011, as a sharp decline in the second half of the year offset solid gains in the first half. Stocks rose strongly through April but started falling in May as the U.S. and European economies weakened and the European sovereign debt crisis intensified. Market volatility and risk aversion increased after Standard & Poor’s downgraded the U.S. government’s long-term sovereign credit rating from AAA to AA+ in early August. This action occurred shortly after a divided Congress agreed to raise the statutory federal debt ceiling and authorize budget cuts over the next decade. Shares bottomed in early October, then rebounded somewhat in the fourth quarter amid hopes that European leaders would act decisively to resolve the debt crisis. Ultimately, European policymakers made only incremental progress, leaving the core issues unresolved.

Despite the losses in the second half of 2011, your fund produced a gain of 1.54% for the full year. As shown in the Performance Comparison table, the fund outperformed its MSCI benchmark and its Lipper peer group index in both periods.

In the last six months, fund performance relative to the MSCI index was helped by good stock selection in several sectors, especially industrials and business services, energy, and health care. However, the performance of our holdings in the information technology, consumer discretionary, and financials sectors hurt our relative results. For the full year, the fund’s strong outperformance of the MSCI benchmark was driven by good stock selection in many sectors, especially industrials and business services, consumer discretionary, and health care. On the other hand, our technology and financials holdings eroded our relative performance advantage. In both periods, sector allocations had little impact on the fund’s relative results.

We are pleased to report that Lipper ranked the Diversified Small-Cap Growth Fund in the top 5% of the small-cap growth funds universe for the five-year period ended December 31, 2011, and in the top 15% for the one- and three-year periods ended December 31, 2011. Based on cumulative total return, Lipper ranked the fund 64 out of 511, 61 out of 444, 16 out of 388, and 78 out of 252 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2011, respectively. Results may vary for other periods. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The U.S. economy in the last few months has held up better than many expected, given the European debt crisis and the strong likelihood that a European recession has begun. U.S. gross domestic product in the third quarter was initially measured to be growing at an annualized rate of 2.5%, which eased lingering fears that the economy would experience a double-dip recession. However, it was later revised down to 1.8%, suggesting that the recovery is still fragile. With the housing market depressed, national unemployment at 8.5%, and consumers constrained somewhat by elevated commodity prices and a decline in real wages, the economy could be hurt if the eurozone situation gets worse.

Small-cap shares fared worse than large-caps in our reporting periods, which is not surprising given the heightened risk aversion that prevailed for much of the year. In the second half of 2011, the small-cap Russell 2000 Index returned -9.77% versus -3.69% for the large-cap S&P 500 Index. For the full year, the Russell 2000 returned -4.18% versus 2.11% for the S&P 500. As measured by various Russell indexes, growth stocks outperformed value stocks among small- and large-caps for the full year. In the last six months, growth stocks trailed their value counterparts in the small-cap universe; the reverse was true among large-caps. Stocks with high dividend yields did especially well in 2011, as investors favored income-producing equities in an environment of very low interest rates.

All sectors of the small-cap growth universe, as measured by the MSCI U.S. Small Cap Growth Index, declined in the second half of 2011. Telecommunication services and materials fared worst, though these are very small sectors in the index. Energy and information technology also fared poorly. Other sectors held up better than the index, with consumer staples stocks falling only marginally. This traditionally noncyclical sector benefited from investors’ search for safety in the midst of market volatility and economic uncertainty. For the full year, sector performance was widely mixed, with cyclical shares underperforming more defensive segments. Materials fell sharply, whereas information technology, energy, industrials and business services, and financials declined to a lesser extent. Consumer discretionary shares were flat. On the plus side, consumer staples and telecommunication services led with strong returns. Health care and utilities produced moderate gains.

PORTFOLIO CHARACTERISTICS

Before we discuss the portfolio’s performance in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for their confidence in our portfolio management abilities. While we are pleased with the fund’s outperformance in 2011, we want to remind investors that the fund’s time horizon for investing is much longer than our reporting period, so it usually takes some time before our investments bear fruit. We remain committed to our strategy and investment process. We believe these will help us navigate through the years ahead and reward patient investors with long-term capital growth:

  We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow and tend to avoid those with high earnings and cash flow variability relative to industry peers.

  We seek companies with good earnings quality and sustainable growth characteristics.

  We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we take into consideration the fundamental research done by T. Rowe Price’s equity analysts. Given the unusual economic environment, we are also taking macroeconomic conditions into account. The fund’s sector allocations are usually in line with those of the MSCI U.S. Small Cap Growth Index, as shown in the Sector Diversification table on page 7, but the portfolio may occasionally have small overweights or underweights. Our largest sector commitments at the end of December were information technology, industrials and business services, health care, and consumer discretionary. Allocations to energy, financials, and materials were notably smaller. Our exposure to consumer staples and telecommunication services is minimal, and we do not own any utility companies. While utilities are relatively stable businesses that often pay attractive dividends and hold up well when the market declines, we prefer consumer staples and health care because they have decent growth characteristics, may also pay attractive dividends, and tend to outperform utilities in up markets.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds approximately 320 to 340 names; currently, the fund is at the lower end of this range. Very few of our positions represent 1% or more of the fund’s net assets at any given time. This level of diversification should help manage the risk of investing in small-cap growth stocks. Our goal is to provide steady outperformance over time with lower risk than that of the small-cap market. We believe preventing losses in down markets can help relative performance over time.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low and deploy cash flows quickly to stay fully invested. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of other small-cap growth portfolios.

Our portfolio turnover rate in 2011 was 16.9%, which is substantially less than the average of about 106% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of January 23, 2012.) This means that our holding period for a typical stock is more than five years, whereas our average competitor holds a given stock for less than one year.

PORTFOLIO REVIEW

Our stock selection in the industrials and business services sector was the primary driver of the fund’s outperformance in our 6- and 12-month reporting periods. While our holdings generally declined in the last six months, they produced solid gains for the full year. Clean Harbors was one of the fund’s best performers in both periods. This operator of hazardous waste services climbed amid increasing customer demand for its services. Our aerospace and defense holdings were strong 12-month contributors, too, especially aircraft component maker Transdigm Group and Hexcel, which develops composites and materials for use in military and commercial aircraft. Other solid performers in both periods included RSC Holdings, a heavy equipment rental provider that received a buyout offer from United Rentals; professional consulting firms Advisory Board and Huron Consulting Group; marine transportation and diesel engine servicing company Kirby; trucking company Old Dominion Freight Line; and electrical equipment company Thomas & Betts. Our machinery stocks, which tend to be very closely tied to the economy’s health, slumped in the last six months and were mixed for the full year. Meritor and Nordson were two of the worst-performing holdings in the portfolio in both of our reporting periods. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care holdings also produced solid gains in 2011, and good stock selection helped the fund’s relative performance in both of our reporting periods. Our positions in biotechnology shares strongly outperformed for the year, with Pharmasset and Alexion Pharmaceuticals producing stellar returns in both of our reporting periods. Pharmasset surged on positive data for its hepatitis C drug and a takeover offer from Gilead Sciences, while Alexion was propelled by growing sales of Soliris, a drug used to treat a rare blood disorder. Not all of our biotechs did well, however. InterMune was hammered by late-year concerns about the efficacy of its lung disease drug Esbriet, while Human Genome Sciences fell steadily in the last six months due to disappointing sales of its new lupus drug Benlysta. In the pharmaceuticals industry, moderate gains in 2011 were driven largely by Valeant Pharmaceuticals International, a maker of neurological and dermatological drugs that has strong earnings growth and management and a successful strategy of acquiring promising biotech firms, and ViroPharma, which focuses on drugs for serious diseases for which cures or treatments are lacking. We eliminated Valeant during the third quarter, as the company’s market capitalization has grown out of the small-cap universe. Health care producers and services companies were mixed in our 6- and 12-month reporting periods, with strength in HMS Holdings, which we added in the first half of the year, and Healthspring offsetting poor performance of Gentiva Health Services and Amedisys. Health care equipment and supply companies and life sciences companies fared poorly in the last six months and generally sagged for the year.

Our stock selection in the consumer discretionary sector worked against us in the last six months but contributed to our 12-month performance advantage versus the MSCI index. In absolute terms, the sector was one of the largest performance detractors in the second half of the year. However, it contributed significantly to our one-year results, largely due to strength among specialty retailers, especially TSC, a provider of agricultural products, and Sally Beauty Supply. Notable contributors from other industries included Weight Watchers, casual restaurant Panera Bread, off-road vehicle and motorcycle maker Polaris Industries, and mattress maker Tempur-Pedic. All of these companies have benefited from increased sales or earnings over the last year. Media companies, however, were among our weakest holdings. Digital Generation, which connects global advertisers and agencies with their audiences through a broadcast and Web publishing network, plunged in the last six months and was one of the fund’s worst performers in 2011 due to weaker-than-expected earnings and revenues.

Materials stocks declined in our 6- and 12-month reporting periods, as economic uncertainty and commodity price weakness in the second half of the year weighed on their performance. However, our stock selection reduced the magnitude of our losses. In the chemicals industry, W.R. Grace and NewMarket did well for the entire year, but their gains were offset by poor performance of Intrepid Potash and Solutia. Metals and mining stocks slumped in both reporting periods, largely due to poor performance of Stillwater Mining, a Montana-based platinum and palladium mining company that was hurt, in part, by falling metals prices in the fourth quarter.

In absolute terms, information technology stocks detracted the most from the fund’s performance in our 6- and 12-month reporting periods. Stock selection also hurt the fund’s relative performance. Semiconductor-related stocks were among the weakest segments in both periods, particularly Veeco and TriQuint Semiconductor. Communications equipment shares also fared poorly, especially JDS Uniphase, a maker of fiber optic testing equipment. We eliminated several holdings in this segment, such as F5 Networks and Blue Coat Systems, in the last six months to seek out better growth opportunities elsewhere. Our software stocks generally fared poorly in the last six months but held up relatively well for the year. In fact, Ultimate Software Group, OPNET Technologies, Commvault Systems, and TIBCO Software were some of the portfolio’s largest absolute contributors to performance.

Energy stocks in the MSCI index fell sharply in the last six months, eradicating their first-half gains. However, our stock selection in the sector helped the fund’s relative performance in our 6- and 12-month reporting periods. Our energy equipment companies and producers of oil, gas, and other consumable fuels generally sagged in the last six months, led by Patriot Coal, but Texas oil producer Clayton Williams Energy generated excellent gains. For the full year, energy equipment companies Core Laboratories, Oil States International, and Oceaneering International performed well, offsetting disappointing results from Superior Energy and other holdings in the industry.

Financial stocks in the small-cap growth universe struggled in the last six months—though they generally held up better than their large-cap peers—amid low interest rates that limited bank profitability, financial market volatility, the lingering weakness in residential real estate, and concerns that the European sovereign debt crisis could have an impact on the U.S. economy or financial system. Unfortunately, our stock selection hurt the fund’s performance in both of our reporting periods. Our capital markets companies fared worst, especially online broker E*TRADE Financial and investment bank Stifel Financial. Our commercial banks held up much better, led by Texas Capital Bancshares and Signature Bank. Our two consumer finance companies—World Acceptance and Cardtronics—were relatively strong contributors to fund performance in absolute terms, thanks to solid earnings growth. World Acceptance is a provider of small and short-term loans, while Cardtronics allows individuals to conduct financial transactions through a network of ATMs and financial kiosks in the U.S., the UK, and Mexico.

Our consumer staples holdings performed much better than their counterparts in the MSCI index in both of our reporting periods. Unfortunately, the sector is one of the smallest in the fund and the index, so our good stock selection had little impact on fund performance. Still, we are pleased with the performance of Herbalife over the last year and Boston Beer in both periods. Herbalife is a provider of nutritional, weight management, fitness, and personal care products that enjoyed strong sales growth in 2011, while Boston Beer has benefited from strong earnings growth.

OUTLOOK

The U.S. economic recovery has been slower than previous post-recession recoveries, and we expect growth to remain relatively subdued for the foreseeable future. Policy uncertainty ahead of the congressional and presidential elections in November could weigh on the economy, and we do not anticipate any significant improvement in the housing market in 2012.

However, recent data suggest that the economy picked up steam during the fourth quarter of 2011, with momentum continuing into the new year. In fact, the pace of job creation has accelerated, and some macroeconomic indicators suggest that the recovery might become self-sustaining. Despite the sluggish recovery of the last few years, many firms in various sectors have produced robust profits and have been accumulating cash. If firms believe that the current pickup is sustainable, it could lead to increased capital spending and job creation.

The major area of concern for investors is the ongoing sovereign debt crisis in Europe. While the European Central Bank has provided support to the financial system in various ways, a comprehensive resolution to the crisis has not been achieved. The change in the governments of Greece and Italy is a positive development, as the new regimes seem to be committed to tackling their fiscal imbalances.

The events in Europe resulted in increased volatility and record high correlations between stocks in 2011. The volatility and correlations have both decreased in recent weeks; if that trend continues, we believe higher-quality companies will increasingly distinguish themselves with superior performance relative to lower-quality companies. Another positive development is that central banks in many emerging countries have stopped tightening monetary policy or started reducing interest rates.

Although much of the headline news still seems negative, we are encouraged that the U.S. economy is growing and monetary policy remains highly accommodative. While we take macroeconomic events into account in the course of monitoring portfolio risks, neutral sector weights versus our benchmark help us avoid risks due to large moves in any one sector. Many of the characteristics we seek when identifying attractive stocks, such as a bias toward high-quality stocks that generate good cash flows, have helped the fund’s relative performance over the last year. We plan to continue investing in a similar manner and would once again like to thank our long-term shareholders for staying with us through these volatile markets.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 25, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Earnings growth rate–current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)–current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/11

Best Contributors		Worst Contributors	
Pharmasset	11¢	Informatica	-7¢
Alexion Pharmaceuticals	4	Shutterfly	-6
Clean Harbors	4	Polycom	-6
Sally Beauty Supply	3	Rovi	-5
RSC Holdings	2	Digital Generation	-5
ViroPharma	2	Stillwater Mining	-4
Boston Beer	2	Rockwood Holdings	-4
Clayton Williams Energy	2	Patriot Coal	-4
HMS Holdings	2	InterMune	-4
Ultimate Software Group	2	Human Genome Sciences	-4
Total	34¢	Total	-49¢

12 Months Ended 12/31/11

Best Contributors		Worst Contributors	
Pharmasset	17¢	Rovi	-7¢
Clean Harbors	7	Digital Generation	-5
Alexion Pharmaceuticals	6	Meritor	-5
Panera Bread	5	InterMune	-4
Sally Beauty Supply	5	Stillwater Mining	-4
TSC	5	TriQuint Semiconductor*	-4
Regeneron Pharmaceuticals	5	E*TRADE Financial	-4
Healthspring**	4	WMS Industries	-4
Polaris Industries	4	Patriot Coal	-4
Valeant Pharmaceuticals International**	4	Human Genome Sciences	-4
Total	62¢	Total	-45¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.7%		
CONSUMER DISCRETIONARY 16.7%		
Auto Components 1.0%		
Dana Holding (1)(2)	42,200	513
Gentex (1)	15,128	448
Tenneco (1)(2)	23,500	700
TRW (2)	6,000	195
		1,856
Distributors 0.4%		
LKQ Corporation (2)	10,200	307
Pool (1)	16,500	496
		803
Diversified Consumer Services 1.5%		
American Public Education (1)(2)	26,200	1,134
Sotheby's (1)	21,671	618
Steiner Leisure (1)(2)	10,700	486
Weight Watchers (1)	12,700	699
		2,937
Hotels, Restaurants & Leisure 2.2%		
CEC Entertainment	6,400	221
Choice Hotels International (1)	8,600	327
Dennys (1)(2)	93,500	352
Panera Bread, Class A (2)	15,400	2,178
PF Chang's China Bistro (1)	3,000	93
Red Robin Gourmet Burgers (1)(2)	5,200	144
The Cheesecake Factory (1)(2)	18,600	546
WMS Industries (1)(2)	18,000	369
		4,230
Household Durables 0.7%		
Tempur-Pedic (1)(2)	25,400	1,334
		1,334

Internet & Catalog Retail 0.8%		
HSN (1)	28,000	1,016
Shutterfly (1)(2)	20,000	455
		1,471
Leisure Equipment & Products 1.2%		
Brunswick (1)	30,700	554
Polaris Industries (1)	29,600	1,657
		2,211
Media 1.6%		
CTC Media (1)	16,600	145
Digital Generation (1)(2)	30,100	359
John Wiley & Sons	12,900	573
Knology (1)(2)	12,100	172
Liberty Media (2)	5,450	425
Madison Square Garden (2)	34,000	974
National Cinemedia (1)	8,300	103
Sirius XM Radio (1)(2)	134,400	245
		2,996
Multiline Retail 0.4%		
Big Lots (2)	21,200	801
		801
Specialty Retail 4.6%		
Aaron's	30,559	815
Aeropostale (1)(2)	17,050	260
Ascena Retail Group (1)(2)	32,500	966
Guess (1)	10,400	310
Hibbett Sports (1)(2)	11,300	510
Jos. A. Bank Clothiers (1)(2)	16,900	824
Monro Muffler Brake (1)	40,500	1,571
Sally Beauty Supply (1)(2)	79,300	1,676
The Children's Place (1)(2)	7,100	377

TSC	18,500	1,298
		8,607
Textiles, Apparel & Luxury Goods 2.3%		
Deckers Outdoor (1)(2)	14,300	1,081
Fossil (1)(2)	10,575	839
Hanesbrands (1)(2)	9,800	214
Iconix Brand Group (1)(2)	31,000	505
PVH (1)	10,700	754
True Religion Apparel (1)(2)	8,600	297
Warnaco Group (1)(2)	12,900	646
		4,336
Total Consumer Discretionary		31,582
CONSUMER STAPLES 2.6%		
Beverages 0.8%		
Boston Beer, Class A (1)(2)	14,600	1,585
		1,585
Food Products 1.1%		
J & J Snack Foods (1)	15,781	841
Treehouse Foods (2)	19,399	1,268
		2,109
Household Products 0.2%		
Church & Dwight (1)	6,000	275
		275
Personal Products 0.5%		
Herbalife	17,500	904
		904
Total Consumer Staples		4,873

FINANCIALS 6.0%

Capital Markets 0.9%		
Affiliated Managers Group (2)	6,600	633
Cohen & Steers (1)	3,500	101
E*TRADE Financial (1)(2)	56,427	449
Stifel Financial (1)(2)	14,899	478
		1,661
Commercial Banks 1.2%		
Signature Bank (1)(2)	16,800	1,008
SVB Financial Group (2)	14,000	668
Texas Capital Bancshares (1)(2)	20,200	618
		2,294
Consumer Finance 1.0%		
Cardtronics (1)(2)	34,900	944
World Acceptance (1)(2)	12,900	948
		1,892
Diversified Financial Services 0.5%		
MSCI, Class A (1)(2)	15,548	512
Newstar Financial (1)(2)	48,700	495
		1,007
Insurance 0.4%		
AmTrust Financial Services (1)	18,400	437
HCC Insurance Holdings	6,600	182
StanCorp Financial Group (1)	5,200	191
		810
Real Estate Investment Trusts (REITs) 0.9%		
DuPont Fabros Technology, REIT (1)	14,700	356
Sabra Healthcare, REIT (1)	5,666	68
Strategic Hotels & Resorts, REIT (1)(2)	57,500	309

Taubman Centers, REIT	16,100	1,000
		1,733
Real Estate Management & Development 1.0%		
Altisource Portfolio Solutions (2)	15,500	778
Forest City Enterprises, Class A (2)	50,600	598
Jones Lang LaSalle (1)	7,500	459
		1,835
Thrifts & Mortgage Finance 0.1%		
MGIC Investment (1)(2)	20,200	76
Radian (1)	16,800	39
		115
Total Financials		11,347
HEALTH CARE 18.5%		
Biotechnology 7.4%		
Acorda Therapeutics (2)	13,000	310
Alexion Pharmaceuticals (2)	17,430	1,246
Alkermes (1)(2)	29,000	503
Alnylam Pharmaceuticals (1)(2)	5,900	48
AMAG Pharmaceuticals (2)	6,700	127
ArQule (1)(2)	17,000	96
BioMarin Pharmaceutical (1)(2)	30,600	1,052
Cepheid (1)(2)	27,530	947
Cubist Pharmaceuticals (1)(2)	24,500	971
Exelixis (1)(2)	79,500	376
Human Genome Sciences (1)(2)	29,700	219
Idenix Pharmaceuticals (1)(2)	25,000	186
Incyte (1)(2)	75,288	1,130
InterMune (1)(2)	20,400	257
Lexicon Pharmaceuticals (1)(2)	26,700	34
Momenta Pharmaceuticals (1)(2)	11,300	197

NPS Pharmaceuticals (1)(2)	12,400	82
ONYX Pharmaceuticals (1)(2)	19,400	853
Pharmacyclics (1)(2)	10,200	151
Pharmasset (2)	18,000	2,308
Regeneron Pharmaceuticals (1)(2)	19,500	1,081
Rigel Pharmaceuticals (1)(2)	15,100	119
Savient Pharmaceuticals (1)(2)	16,600	37
Seattle Genetics (1)(2)	22,000	368
Theravance (1)(2)	21,700	480
United Therapeutics (2)	16,200	765
		13,943
Health Care Equipment & Supplies 3.3%		
ArthroCare (1)(2)	20,700	656
Cooper Companies (1)	9,800	691
Edwards Lifesciences (2)	2,900	205
HeartWare International (1)(2)	5,300	366
IDEXX Laboratories (1)(2)	11,400	877
Integra LifeSciences (1)(2)	8,600	265
Masimo (1)(2)	12,700	237
Meridian Bioscience (1)	14,750	278
Orthofix International (1)(2)	17,500	617
Sirona Dental Systems (2)	24,600	1,083
Thoratec (1)(2)	18,200	611
Volcano (1)(2)	20,000	476
		6,362
Health Care Providers & Services 4.1%		
Catalyst Health Solutions (1)(2)	17,400	905
Centene (1)(2)	18,800	744
Chemed (1)	8,600	440
CorVel (1)(2)	12,000	620
HealthSouth (1)(2)	26,200	463
HMS Holdings (1)(2)	41,900	1,340

MEDNAX (1)(2)	11,500	828
MWI Veterinary Supply (1)(2)	5,900	392
PharMerica (1)(2)	8,900	135
PSS World Medical (1)(2)	20,900	506
Team Health Holdings (2)	27,000	596
Tenet Healthcare (1)(2)	122,600	629
VCA Antech (1)(2)	5,500	109
		7,707
Health Care Technology 0.3%		
Allscripts Healthcare Solutions (2)	31,640	599
		599
Life Sciences Tools & Services 1.1%		
Bio-Rad Laboratories, Class A (2)	6,100	586
Bruker (2)	43,200	537
Illumina (1)(2)	6,800	207
Mettler-Toledo International (2)	2,900	428
Parexel International (1)(2)	16,400	340
		2,098
Pharmaceuticals 2.3%		
Akorn (1)(2)	52,900	588
Auxilium Pharmaceuticals (1)(2)	14,200	283
AVANIR Pharmaceuticals (2)	62,600	128
Cadence Pharmaceuticals (1)(2)	9,400	37
Jazz Pharmaceuticals (1)(2)	6,900	267
MAP Pharmaceuticals (1)(2)	9,000	119
Medicines Company (1)(2)	28,600	533
Nektar Therapeutics (1)(2)	22,700	127
Par Pharmaceutical (2)	15,400	504
Salix Pharmaceuticals (1)(2)	17,500	838
ViroPharma (1)(2)	31,700	868

XenoPort (2)	8,100	31
		4,323
Total Health Care		35,032
INDUSTRIALS & BUSINESS SERVICES 19.8%		
Aerospace & Defense 2.6%		
Esterline Technologies (1)(2)	13,800	772
GenCorp (1)(2)	26,900	143
HEICO, Class A (1)	23,712	933
Hexcel (2)	27,500	666
Transdigm Group (2)	18,400	1,761
Triumph Group (1)	11,400	666
		4,941
Air Freight & Logistics 0.4%		
Hub Group, Class A (1)(2)	11,500	373
UTi Worldwide (1)	33,700	448
		821
Airlines 0.1%		
Allegiant Travel (1)(2)	2,300	123
		123
Commercial Services & Supplies 3.3%		
Acco Brands (1)(2)	20,600	199
Brinks Company (1)	7,100	191
Cenveo (1)(2)	27,000	92
Clean Harbors (2)	36,600	2,332
IHS (2)	1,900	164
Portfolio Recovery Associates (1)(2)	11,600	783
Rollins (1)	26,350	585
Team (1)(2)	13,700	408
U.S. Ecology	10,100	190

Waste Connections (1)	38,775	1,285
		6,229
Construction & Engineering 0.2%		
MYR Group (1)(2)	15,400	295
		295
Electrical Equipment 1.6%		
Acuity Brands (1)	22,300	1,182
General Cable (2)	8,100	203
II-VI (2)	34,700	637
Thomas & Betts (2)	20,100	1,097
		3,119
Machinery 6.9%		
Actuant, Class A (1)	32,300	733
Chart Industries (1)(2)	9,800	530
Gardner Denver (1)	25,400	1,957
Graco	20,500	838
IDEX	24,600	913
John Bean Technologies (1)	10,300	158
Meritor (1)(2)	35,300	188
Middleby (1)(2)	11,600	1,091
NACCO Industries	4,000	357
Nordson (1)	28,700	1,182
Robbins & Myers	14,500	704
Toro	17,900	1,086
Valmont Industries	12,400	1,126
Wabtec	18,300	1,280
Woodward (1)	20,100	822
		12,965
Marine 0.8%		
Kirby (1)(2)	22,700	1,495
		1,495

Professional Services 1.2%		
Advisory Board (1)(2)	13,000	964
Huron Consulting Group (1)(2)	22,900	887
Korn/Ferry (1)(2)	12,300	210
Towers Watson	3,600	216
		2,277
Road & Rail 1.6%		
Avis Budget Group (1)(2)	33,600	360
Landstar System	16,400	786
Old Dominion Freight Line (1)(2)	28,000	1,135
RailAmerica (1)(2)	53,300	793
		3,074
Trading Companies & Distributors 1.1%		
Beacon Roofing Supply (1)(2)	24,300	492
RSC Holdings (1)(2)	42,600	788
United Rentals (1)(2)	25,500	753
		2,033
Total Industrials & Business Services		37,372
INFORMATION TECHNOLOGY 22.7%		
Communications Equipment 2.0%		
Acme Packet (2)	9,200	284
ADTRAN (1)	15,900	480
Arris Group (1)(2)	3,200	35
Aruba Networks (1)(2)	33,000	611
JDS Uniphase (2)	61,000	637
Plantronics (1)	22,200	791
Polycom (2)	39,184	639
Riverbed Technology (2)	10,660	250
		3,727

Computers & Peripherals 0.5%		
3-D Systems (1)(2)	20,000	288
Synaptics (2)	19,600	591
		879
Electronic Equipment, Instruments & Components 1.3%		
Anixter International (2)	16,100	960
Coherent (1)(2)	12,600	658
Dolby Laboratories, Class A (1)(2)	2,000	61
Itron (1)(2)	7,300	261
Power-One (2)	41,500	162
Rofin-Sinar Technology (1)(2)	10,400	238
Trimble Navigation (2)	4,600	200
		2,540
Internet Software & Services 2.3%		
Ancestry.com (1)(2)	10,200	234
J2 Global (1)	19,700	554
MercadoLibre (1)	11,200	891
Perficient (1)(2)	21,500	215
RealNetworks (1)	14,299	107
Sina (2)	2,300	120
Sohu.com (2)	8,100	405
Taleo, Class A (2)	15,100	584
ValueClick (1)(2)	28,600	466
WebMD Health (1)(2)	18,212	684
		4,260
IT Services 3.5%		
CACI International, Class A (1)(2)	1,600	89
Gartner (1)(2)	46,100	1,603
Genpact (2)	5,612	84
Global Payments	6,100	289
Heartland Payment Systems (1)	29,100	709

Jack Henry & Associates (1)	8,900	299
Maximus (1)	33,300	1,377
NCI (1)(2)	19,900	232
TeleTech Holdings (2)	18,500	300
TNS (2)	9,400	167
Unisys (1)(2)	7,840	154
VeriFone Systems (2)	15,700	558
Wright Express (1)(2)	14,500	787
		6,648

Semiconductor & Semiconductor Equipment 3.6%

Advanced Energy Industries (1)(2)	10,600	114
Amkor Technology (2)	68,800	300
Atmel (1)(2)	53,200	431
Cabot Microelectronics (2)	6,500	307
Cavium (1)(2)	16,900	480
Cyberoptics (2)	17,900	140
Cymer (1)(2)	9,800	488
Cypress Semiconductor (1)	47,600	804
Diodes (1)(2)	28,000	596
Hittite Microwave (1)(2)	11,600	573
Micrel (1)	29,700	300
Microsemi (1)(2)	25,600	429
PMC-Sierra (1)(2)	27,800	153
Semtech (1)(2)	19,000	472
Silicon Laboratories (1)(2)	16,000	695
TriQuint Semiconductor (1)(2)	55,500	270
Veeco (2)	13,100	273
		6,825

Software 9.5%

Actuate (1)(2)	19,600	115
Advent Software (1)(2)	21,500	524
Ansys (2)	6,743	386

Ariba (1)(2)	39,200	1,101
AsiaInfo-Linkage (1)(2)	12,200	95
Commvault Systems (2)	26,400	1,128
Concur Technologies (1)(2)	18,200	924
ebix.com (1)	27,600	610
FactSet Research Systems (1)	9,100	794
Fortinet (2)	53,000	1,156
Informatica (2)	37,100	1,370
Kenexa (2)	21,200	566
MICROS Systems (2)	32,500	1,514
Monotype Imaging Holdings (1)(2)	23,000	359
NetScout Systems (2)	32,100	565
OPNET Technologies (1)	23,600	865
Parametric Technology (1)(2)	31,300	571
Progress Software (1)(2)	11,450	222
Quest Software (2)	24,400	454
RealD (2)	11,900	94
Rovi (2)	19,500	479
Solera Holdings	23,400	1,042
TIBCO Software (2)	65,300	1,561
Ultimate Software Group (2)	21,800	1,420
		17,915
Total Information Technology		42,794

MATERIALS 4.9%

Chemicals 2.9%

Intrepid Potash (1)(2)	13,200	299
Koppers (1)	8,700	299
NewMarket (1)	4,100	812
Rockwood Holdings (2)	30,800	1,213
Senomyx (1)(2)	15,500	54
Solutia (2)	44,400	767
Stepan	7,800	625

W. R. Grace (2)	30,400	1,396
		5,465
Containers & Packaging 0.4%		
Rock-Tenn, Class A	12,400	715
		715
Metals & Mining 1.3%		
Allied Nevada Gold (1)(2)	25,000	757
Carpenter Technology (1)	5,800	299
Compass Minerals	6,200	427
Royal Gold (1)	7,800	526
Stillwater Mining (1)(2)	43,900	459
		2,468
Paper & Forest Products 0.3%		
Clearwater Paper (2)	8,200	292
Kapstone Paper & Packaging (2)	25,800	406
		698
Total Materials		9,346
TELECOMMUNICATION SERVICES 1.0%		
Diversified Telecommunication Services 0.7%		
Premiere Global Services (1)(2)	20,800	176
TW Telecom (1)(2)	58,000	1,124
		1,300
Wireless Telecommunication Services 0.3%		
SBA Communications (1)(2)	11,900	512
		512
Total Telecommunication Services		1,812
Total Common Stocks (Cost $160,485)		188,345

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2011, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2011, the value of cash collateral investments was $32,075,000, and the value of loaned securities was $31,075,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $92,444,000 and $31,082,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $6,960,000 and $0, respectively, and were characterized as long-term capital gain for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2014. Pursuant to this agreement, management fees in the amount of $107,000 were repaid during the year ended December 31, 2011. At December 31, 2011, there were no amounts subject to repayment by the fund. For the year ended December 31, 2011, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $92,000 for Price Associates; $253,000 for T. Rowe Price Services, Inc.; and $19,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/ or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $6,960,000 from long-term capital gains, subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company; Vice President, Diversified Small-Cap
1997	Growth Fund
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With
Diversified Small-Cap Growth Fund	Principal Occupation(s)

Wendy R. Diffenbaugh (1954)	Vice President, T. Rowe Price
Vice President

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012